                                                                                                                           Securities Act File No. __________

As filed with the Securities and Exchange Commission on July 25, 2003

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 X
Pre-Effective Amendment No.
Post-Effective Amendment No.

SBL FUND
(Exact Name of Registrant as Specified in Charter)

One Security Benefit Place, Topeka, Kansas 66636-0001
(Address of Principal Executive Offices) (Zip Code)

(785) 438-3000
(Registrant's Area Code and Telephone Number)

Christopher D. Swickard
Security Management Company, LLC
One Security Benefit Place
Topeka, Kansas 66636-0001

(Name and Address of Agent for Service)Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on August 25, 2003 pursuant to Rule 488 under the Securities Act of 1933.

No filing fee is required because an indefinite number of shares has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

Pursuant to Rule 429 under the Securities Act of 1933, this registration statement relates to shares of common stock previously registered on Form N-1A (File No. 2-59353).

SBL Fund
One Security Benefit Place
Topeka, KS 66636-0001
(800) 888-2461

                                                                                                                                                                                           September 1, 2003

Dear Shareholder:

Your Board of Directors has called a special meeting of shareholders of the SBL Fund, Series I ("International Series"), to be held at 9:30 a.m., local time, on September 30, 2003, at the offices of SBL Fund, Security Benefit Group Building, One Security Benefit Place, Topeka, Kansas 66636-0001.

The Board of Directors of SBL Fund has approved a reorganization of the International Series into SBL Fund, Series D ("Global Series") (the "Reorganization"). Security Management Company, LLC serves as investment adviser to both the International Series and the Global Series. The International Series has investment objectives and policies that are similar in many respects to those of the Global Series. The Reorganization is expected to result in operating expenses that are lower for International Series shareholders.

You are asked to vote to approve a Plan of Reorganization. The accompanying document describes the proposed Reorganization and compares the policies and expenses of the Series for your evaluation.

After careful consideration, the Board of Directors of SBL Fund unanimously approved this proposal with respect to the International Series and recommended that shareholders of the International Series vote "FOR" the proposal.

A Proxy Statement/Prospectus that describes the Reorganization is enclosed. We urge you to vote your shares by completing and returning the enclosed proxy in the envelope provided, or vote by Internet or telephone, at your earliest convenience.

Your vote is important regardless of the number of shares you own. In order to avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement/Prospectus and cast your vote. It is important that your vote be received no later than ____________, 2003.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                                                                                                    Sincerely,

                                                                                                                    James R. Schmank
                                                                                                                    President

SBL Fund
One Security Benefit Place
Topeka, KS 66636-0001
(800) 888-2461

Notice of Special Meeting of Shareholders of
SBL Fund, Series I
to be held on September 30, 2003

To the Shareholders:

The Board of Directors of SBL Fund has called a special meeting of shareholders of SBL Fund, Series I (the "International Series") to be held on September 30, 2003 at 9:30 a.m., local time, at the Security Benefit Group Building, One Security Benefit Place, Topeka, Kansas 66636-0001.

The Board of Directors has called the special meeting for the following purposes:
1.

To approve a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the International Series by SBL Fund, Series D (the "Global Series") solely in exchange for shares of the Global Series, followed by the complete liquidation of the International Series; and

2.	To transact such other business as may properly come before the special meeting or any adjournments thereof.

Shareholders of record at the close of business on August 4, 2003 are entitled to notice of, and to vote at, the meeting. Your attention is called to the accompanying Proxy Statement/Prospectus. Regardless of whether you plan to attend the meeting, please complete, sign and return promptly the enclosed proxy card or vote by telephone or Internet so that a quorum will be present and a maximum number of shares may be voted. If you are present at your meeting, you may change your vote, if desired, at that time.

                                                                                                                By Order of the Board of Directors

                                                                                                                Amy J. Lee
                                                                                                                Secretary

__________, 2003

TABLE OF CONTENTS
INTRODUCTION
SUMMARY
The Proposed Reorganization
Comparison of Investment Objectives, Strategies and Management
Comparison of Risks Involved in Investing in the Series
INVESTMENT STRATEGIES AND RISKS
Principal Investment Strategies
Comparison of Portfolio Characteristics
Relative Performance
Comparison of Securities and Investment Techniques
COMPARISON OF FEES AND EXPENSES
Operating Expenses
Example
ADDITIONAL INFORMATION ABOUT GLOBAL SERIES
Investment Manager and Sub-Adviser
Investment Personnel
Performance of Global Series
Management Discussion of Global Series' Performance
INFORMATION ABOUT THE REORGANIZATION
The Reorganization Plan
Reasons for the Reorganization
Board Consideration
Tax Considerations
Expenses of the Reorganization
ADDITIONAL INFORMATION ABOUT THE SERIES
Form of Organization
Dividends and Other Distributions
Capitalization
Additional Risk Disclosure
GENERAL INFORMATION
Solicitation of Proxies
Voting Rights
Other Matters to Come Before the Meeting
Shareholder Proposals
Information about the Series
Reports to Shareholders
MORE INFORMATION REGARDING GLOBAL SERIES
Shareholder Guide
FINANCIAL HIGHLIGHTS FOR GLOBAL SERIES
APPENDIX A

PROXY STATEMENT/PROSPECTUS

SBL Fund
One Security Benefit Place
Topeka, Kansas 66636-0001
(800) 888-2461

INTRODUCTION

This Proxy Statement/Prospectus provides you with information about the proposed transfer of all of the assets and liabilities of SBL Fund, Series I (the "International Series") to SBL Fund, Series D (the "Global Series"), solely in exchange for shares of Global Series (the "Reorganization"). Following the transfer of its assets and liabilities to the Global Series in exchange for shares of the Global Series, the International Series will distribute to you your portion of the shares of the Global Series it receives in the Reorganization. You will receive shares of the Global Series having an aggregate value equal to the aggregate value of the shares of the International Series held by you immediately prior to the Reorganization. Following the Reorganization, the International Series will liquidate.

This Proxy Statement/Prospectus solicits your vote in connection with a special meeting of shareholders, to be held on September 30, 2003, at which International Series shareholders will vote on the Plan of Reorganization through which these transactions will be accomplished. Because you, as a shareholder of the International Series, are being asked to approve a transaction that will result in your holding shares of the Global Series, this document also serves as a prospectus for the Global Series, whose investment objective is long-term growth of capital primarily through investment in securities of companies in foreign countries and the United States.

This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about Global Series that you should know before investing. A Statement of Additional Information ("SAI") dated September 1, 2003 relating to this Proxy Statement/Prospectus and containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission ("SEC") and is incorporated herein by reference. For a more detailed discussion of the investment objectives, policies, restrictions and risks of each of the Series, see the SBL Fund Prospectus and Statement of Additional Information dated May 1, 2003, as supplemented July 7, 2003, each of which is incorporated herein by reference and is available, without charge, by calling (800) 888-2461. The SBL Fund annual report relating to the Series, dated December 31, 2002, is included herewith and is incorporated herein by reference.  Shareholder reports are available without charge by calling (800) 888-2461.

You may also obtain proxy materials, reports and other information filed by either Series from the SEC's Public Reference Section (1-202-942-8090) in Washington, D.C., or from the SEC's internet website at www.sec.gov. Copies of materials may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549-0102.

The SEC has not approved or disapproved these securities, or determined that this proxy statement/prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Date: September 1, 2003

SUMMARY

You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the SBL Fund Prospectus and the Plan of Reorganization (the "Reorganization Plan"), which is attached hereto as Appendix A.

The Proposed Reorganization - On May 12, 2003, the Board of Directors of SBL Fund approved the Reorganization Plan with respect to each of the Series. Subject to approval of International Series shareholders, the Reorganization Plan provides for:

the transfer of all of the assets of International Series to Global Series, in exchange for shares of Global Series;
the assumption by Global Series of all of the liabilities of International Series;
the distribution of shares of Global Series to the shareholders of International Series; and
the complete liquidation of International Series.

The Reorganization is expected to be effective immediately after the close of business on October 3, 2003, or on a later date as the parties may agree (the "Closing"). As a result of the Reorganization, each shareholder of International Series will become a shareholder of the Global Series. Each shareholder will hold, immediately after the Closing, shares of Global Series having an aggregate value equal to the aggregate value of the shares of International Series held by that shareholder as of the close of business on the business day of the Closing.

The Reorganization is intended to eliminate duplication of costs and other inefficiencies arising from having two similar mutual funds within the same group of funds, as well as to assist in achieving economies of scale. Shareholders in International Series are expected to benefit from the larger asset base and lower operating expenses that will result from the Reorganization.

Approval of the Reorganization Plan with respect to International Series requires the affirmative vote of a majority of the outstanding voting securities of the International Series. In the event that the shareholders of International Series do not approve the Reorganization, the International Series will continue to operate as a separate entity, and the SBL Fund Board of Directors will determine what further action, if any, to take.

After careful consideration, the Board of Directors of SBL Fund unanimously approved the proposed Reorganization. The Board recommends that you vote "FOR" the proposed Reorganization.

In considering whether to approve the Reorganization, you should note that:
As described below, International Series has investment objectives and policies that are similar in many respects to the investment objectives and policies of Global Series.
The Series have the same investment manager, Security Management Company, LLC (the "Investment Manager"), One Security Benefit Place, Topeka, Kansas 66636-0001.
The proposed Reorganization offers actual reductions in total operating expenses for shareholders of the International Series.
The purchase and redemption provisions for the Series are the same. For additional information on purchase and redemption provisions see "More Information Regarding Global Series."

The Series expect that the Reorganization will be considered a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986 (the "Code"). As such shareholders of either Series will not recognize gain or loss as a result of the Reorganization. See "Information About the Reorganization - Tax Considerations."

Comparison of Investment Objectives, Strategies and Management - The investment objectives and principal investment strategies of the Series are similar. The Series' principal investment strategies are described in more detail below. There can be no assurance that either Series will achieve its stated objective.

	International Series	Global Series
Investment Objective	Long-term capital appreciation	Long-term growth of capital primarily through investment in securities of companies in foreign countries and the United States.
Principal Investment Strategies	International Series invests, under normal market conditions, at least 65% of its assets in equity securities of companies located in at least three different countries, other than the United States.

Global Series invests, under normal market conditions, in a diversified portfolio of securities with at least 65% of its total assets invested in companies located in at least three different countries, one of which may be the United States.

Investment Manager	Security Management Company, LLC	Security Management Company, LLC
Sub-Adviser	Templeton Investment Counsel, LLC	OppenheimerFunds, Inc.
Portfolio Managers	Antonio T. Docal	William L. Wilby

Comparison of Principal Risks Involved in Investing in the Series - Because the Series have similar investment objectives and policies, the principal risks of an investment in the Series are similar, although there are certain differences. Similarities include, among others:

.

Each Series invests in foreign securities. This type of investment involves risks in addition to those associated with investing in U.S. companies, such as currency exchange rate fluctuations, differences in financial reporting standards, a lack of adequate company information and political or economic instability.

.

Each Series may invest in emerging markets securities. The risks of investing in foreign securities are heightened by investing in developing countries and emerging markets. The markets of developing countries historically have been more volatile than the markets of developed countries with mature economies. These markets often have provided higher rates of return, and greater risks, to investors.

.

Each Series may invest in options and futures, which may be used to hedge the Series' portfolio, to gain exposure to a market without buying individual securities or to seek increased returns. There is the risk that such practices sometimes may reduce returns or increase volatility. These practices also entail transactional expenses.

.

Each Series may invest in other investment companies or unregistered investment vehicles. To the extent the Series invests in other investment companies or vehicles, it will incur its pro rata share of the underlying funds' expenses. In addition, the Series may be subject to the effects of business and regulatory developments that affect an underlying investment company or the investment company industry generally.

.

Each Series may invest in restricted securities. Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 ("1933 Act"). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities may be considered illiquid and, therefore, subject to each series' limitation on illiquid securities. Restricted securities may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales can be less than those originally paid by a Series.

Differences include, among others:

International Series typically invests more of its assets in smaller companies (generally, companies with market capitalization of less than $1 billion). Smaller companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies may trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies.

International Series typically invests in value stocks. Investments in value stocks are subject to the risk that intrinsic values may never be realized by the market, or that their prices may go down. While International Series' investments in value stocks may limit downside risk over time, International Series may, as a trade-off, produce more modest gains than riskier stock funds.

Global Series may invest in growth stocks. While potentially offering greater or more rapid capital appreciation potential than value stocks, investments in growth stocks may lack the dividend yield that can cushion stock prices in market downturns. Growth companies often are expected to increase their earnings at a certain rate. If expectations are not met, investors can punish the stocks, even if earnings do increase.

International Series may overweight investments in certain sectors or industries of the stock market, thereby increasing the risk the Series will suffer a loss because of general declines in the prices of stocks in those specific sectors or industries.

INVESTMENT STRATEGIES AND RISKS

Principal Investment Strategies - The investment strategies, restrictions and risks of the Series are similar, although there are certain differences. There can be no assurance that any Series will achieve its stated objective.

International Series

International Series pursues its objective by investing, under normal market conditions, at least 65% of its assets in equity securities of companies located in at least three different countries, other than the United States.

International Series normally invests primarily in equity securities of companies located outside the United States, including emerging market countries. The equity securities in which International Series may invest include common stock, preferred stock, trust or limited partnership interests, rights and warrants and convertible securities (consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock).

International Series may invest a portion of its assets in smaller companies. International Series may also invest in American, European and Global Depositary Receipts, which are certificates typically issued by a bank or trust company that give a holder the right to receive securities issued by a foreign or domestic company. International Series, from time to time, may have significant investments in one or more countries or in particular sectors, such as financial institutions or industrial companies.

International Series may invest in futures contracts, options, options on futures contracts and other derivative strategies.
International Series typically sells a security when the reasons for buying it no longer apply, or when the issuer begins to show deteriorating fundamentals or poor relative performance.

When choosing equity investments for International Series, the Series' sub-adviser, Templeton Investment Counsel, LLC ("Templeton Investment"), employs a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to Templeton Investment's evaluation of the company's long-term earnings, asset value and cash flow potential. Templeton Investment also considers a company's price/ earnings ratio, profit margins and liquidation value. In choosing investments, Templeton Investment will typically visit the issuers of a prospective investment to assess critical factors such as management strength and local conditions. In selecting securities for International Series, Templeton Investment attempts to identify those companies that offer above-average opportunities for capital appreciation in various countries and industries where economic and political factors, including currency movements, are favorable to capital growth.

Under adverse or unstable market conditions, International Series can invest some or all of its assets in cash or money market securities. Although International Series would do this only in seeking to avoid losses, International Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Global Series

Global Series pursues its objective by investing, under normal market conditions, in a diversified portfolio of securities with at least 65% of its assets in equity securities of companies located in at least three countries, one of which may be the United States.

Global Series primarily invests in foreign and domestic common stocks or convertible stocks of growth-oriented companies considered to have appreciation possibilities. While Global Series may invest in the United States, there is no limit on its foreign investments. Global Series may invest in emerging market countries. Investments in debt securities may be made when market conditions are uncertain.

Global Series may also invest a portion of its assets in options, futures contracts, and foreign currencies, which may be used to hedge the Series' portfolio, to seek increased returns or to maintain exposure to the equity markets. Global Series may actively trade its investments without regard to the length of time they have been owned by the Series. This active trading may increase the costs Global Series incurs.

Global Series' sub-adviser, OppenheimerFunds, Inc. ("OppenheimerFunds"), uses a disciplined thematic approach to choose securities in foreign and U.S. markets. By considering the effect of key worldwide growth trends, OppenheimerFunds focuses on areas it believes offer some of the best opportunities for long-term growth. These trends include: (1) the growth of mass affluence; (2) the development of new technologies; (3) corporate restructuring; and (4) demographics. The Sub-Adviser currently looks for the following: (i) stocks of small, medium and large growth-oriented companies worldwide; (ii) companies that stand to benefit from one or more global growth trends; (iii) businesses with strong competitive positions and high demand for their products or services; (iv) cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

To lower the risks of foreign investing, such as currency exchange rate fluctuations, OppenheimerFunds generally diversifies Global Series' investments broadly across countries and industries.

Under adverse or unstable market conditions, Global Series can invest some or all of its assets in cash or money market securities. Although Global Series would do this only in seeking to avoid losses, Global Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

If the Reorganization is approved and is effected, in the ordinary course of business as a mutual fund, certain holdings of the International Series that would be transferred to the Global Series in connection with the Reorganization may be sold. Such sales may result in increased transactional costs for Global Series.

Comparison of Portfolio Characteristics - The following tables compare certain characteristics of the portfolios of the Series as of December 31, 2002:

	Global Series	International Series
Net Assets (thousands)	$305,053	$15,953
Number of Holdings	120	99
Portfolio Turnover Rate (12 months ended 12/31/02)	48%	190%
As a percentage of net assets:
. Common Stock	38.3%	0.0%
. Foreign Stock	57.1%	94.2%
. Preferred Stock	3.3%	0.0%
. Cash & Equivalents	1.3%	5.8%

Top 10 Holdings (as a % of net assets)
Global Series		International Series
Cadence Design System, Inc.	3.3%	Nestle S.A.	2.5%
Qualcomm, Inc.	2.8%	ENI SpA	2.2%
Reckitt Beckiser PLC	2.6%	Unilever N.V.	2.0%
KDDI Corporation	2.5%	Telefonica S.A.	1.9%
Sanofi-Synthebbo S.A.	2.4%	Samsung Electronics	1.8%
Bank One Corporation	2.1%	Telefonos de Mexico S.A.	1.7%
Microsoft Corporation	1.9%	E.on AG	1.7%
Porsche AG	1.7%	Swiss RE	1.6%
Vodafone Group PLC	1.7%	Aventis S.A.	1.6%
Telefonaktiebolaget LM Ericsson	1.6%	Shell Transport & Trading	1.6%

Relative Performance - The following table shows the average annual total return for each Series and its comparative index. Average annual total return is shown for each calendar year since 1993 in the case of Global Series and since 2000 in the case of International Series (which commenced operation in 1999). The indexes have an inherent performance advantage over the Series, since an index incurs no operating expenses. An investor cannot invest in an index. Total return is calculated assuming reinvestment of all dividends and capital gains distributions at net asset value. The information below does not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of the Series are available only through the purchase of such products.

Calendar Year/ Period Ended	International Series	MSCI EAFE Index[1]	Global Series	MSCI World Index[2]
12/31/93	N/A	N/A	31.6%	22.5%
12/31/94	N/A	N/A	2.7%	5.1%
12/31/95	N/A	N/A	10.9%	20.7%
12/31/96	N/A	N/A	17.5%	13.5%
12/31/97	N/A	N/A	6.5%	15.8%
12/31/98	N/A	N/A	20.1%	24.3%
12/31/99	N/A	N/A	53.7%	24.9%
12/31/00	-20.4%	-14.2%	3.5%	-13.2%
12/31/01	-24.4%	-21.4%	-12.3%	-16.8%
12/31/02	-20.6%	-15.9%	-22.7%	-19.9%

1    The MSCI EAFE Index is a capitalization weighted index that monitors the performance of stocks on 16 exchanges across Europe, "Australasia," and the Far East.

2    The MSCI World Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

Comparison of Securities and Investment Techniques - The following is a summary of the principal types of securities in which the Series may invest and strategies they may employ in pursuit of their investment objectives. As with any security, an investment in a Series involves certain risks, including loss of principal. The Series are subject to varying degrees of financial, market and credit risk. An investment in the Series is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency. The following discussion addresses the primary risks of investing in the Series. However, the fact that a particular risk is not identified does not mean that a Series is prohibited from investing its assets in securities that give rise to that risk. For further information regarding risks of investing in the Series, see the section herein entitled, "Additional Risk Disclosures."

Foreign Securities - Foreign investments involve certain special risks, including, but not limited to, (i) unfavorable changes in currency exchange rates; (ii) adverse political and economic developments; (iii) unreliable or untimely information; (iv) limited legal recourse; (v) limited markets; and (vi) higher operational expenses.

Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases. There may also be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The legal remedies for investors in foreign investments may be more limited than those available in the United States. Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means a Series may at times be unable to sell its foreign investments at desirable prices. For the same reason, a Series may at times find it difficult to value its foreign investments. Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments. Foreign withholding taxes may reduce the amount of income available to distribute to shareholders of the Series.

Emerging Markets - The risks associated with foreign investments are typically increased in less developed and developing countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be young and developing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Smaller Companies - Small- or medium-sized companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies may trade less frequently and in limited volume, and their prices may fluctuate more than stocks of other companies. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies.

Value Stocks - Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, or that their prices may go down. While the Series' investments in value stocks may limit downside risk over time, a Series may, as a trade-off, produce more modest gains than riskier stock funds.

Growth Stocks - While potentially offering greater or more rapid capital appreciation potential than value stocks, investments in growth stocks may lack the dividend yield that can cushion stock prices in market downturns. Growth companies often are expected to increase their earnings at a certain rate. If expectations are not met, investors can punish the stocks, even if earnings do increase.

Active Trading - Active trading will increase the costs a Series incurs and as a result, may lower a Series' performance.

Restricted Securities - Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 ("1933 Act"). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities are generally considered illiquid and, therefore, subject to the Fund's limitation on illiquid securities.

Futures and Options - The Series may utilize futures contracts and options on futures contracts, and may purchase call and put options and write call and put options on a "covered" basis. A call option is "covered" if a Series owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are segregated by the Series' custodian). Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative) give the investor the right (where the investor purchases the options), or the obligation (where the investor writes (sells) the options), to buy or sell an asset at a predetermined price in the future. The instruments listed above may be bought or sold for any number of reasons, including: to manage exposure to changes in securities prices and foreign currencies, to manage exposure to changes in interest rates, and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration. Futures contracts and options may not always be successful hedges; their prices can be highly volatile. Using them could lower a Series' total return, and the potential loss from the use of futures can exceed the Series' initial investment in such contracts.

COMPARISON OF FEES AND EXPENSES

The following describes and compares the fees and expenses that you may pay if you buy and hold shares of the Series. It is expected that combining the Series would allow shareholders of International Series to realize economies of scale and lower expenses. While the Reorganization will not affect the management fee payable with respect to Global Series (as a percentage of the Series' average daily net assets), the Investment Manager Security Management may be deemed to have a material interest in the proposed Reorganization because combination of the Series will relieve the Investment Manager Security Management of its obligation to pay sub-advisory fees to Templeton Investment under the sub-advisory agreement applicable to International Series, which at current asset levels are higher, and constitute a larger percentage of the Investment Manager's management fee, than the sub-advisory fee payable to OppenheimerFunds under the sub-advisory agreement applicable to Global Series. In addition, the Investment Manager will be relieved of its contractual obligation to limit the total operating expenses of International Series to 2.25% of average daily net assets, which is higher than the International Series' current level of total operating expenses. For further information on the fees and expenses of Global Series, see "More Information Regarding Global Series."

Operating Expenses - It is expected that combining the Series will lower expenses currently borne by investors in the International Series. For more information, see estimated pro forma expenses in the table, "Annual Series Operating Expenses."

The current expenses of each Series and estimated pro forma expenses giving effect to the proposed Reorganization are shown in the table below. Expenses for the Series are based on the operating expenses incurred for the year ended December 31, 2002. Pro forma fees and expenses show estimated fees and expenses of Global Series after giving effect to the proposed Reorganization as of December 31, 2002. Pro forma numbers are estimated in good faith and are hypothetical.

Annual Series Operating Expenses (expenses that are deducted from Series assets shown as a ratio of expenses to average daily net assets)[1]
	Management Fees	Brokerage Plan Distribution (12b-1) Fees[2]	Other Expenses	Total Operating Expense
Global Series	1.00%	0.00%	0.23%	1.23%
International Series	1.10%	0.00%	1.01%	2.11%
Pro Forma - Global Series including International Series	1.00%	0.00%	0.23%	1.23%

1   Expenses are shown for each Series, and on a pro forma basis, based upon expenses incurred by each Series during the      12 months ended December 31, 2002.
2   Amounts included as distribution expenses under this caption are the amounts received by the Series' distributor under      the Brokerage Plan in the last fiscal year in connection with the purchase and sale of securities held by the Series.

Example - This example is intended to help you compare the cost of investing in the Series and in the combined Series on a pro forma basis. Your actual costs may be higher or lower. The example assumes that you invest $10,000 in each Series and in the surviving Series after the Reorganization for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses if you redeemed your shares at the end of each period shown.

	1 Year*	3 Years*	5 Years*	10 Years*
Global Series	$125	$390	$676	$1,489
International Series	214	661	1,134	2,441
Pro Forma - Global Series including International Series	125	390	676	1,489
* The expense examples above do not reflect the expenses of the variable annuity and variable life insurance contracts through which shares of the Series are purchased.

ADDITIONAL INFORMATION ABOUT GLOBAL SERIES

Investment Manager and Sub-Adviser - The Investment Manager has overall responsibility for the management of Global Series. The Investment Manager has entered into a sub-advisory agreement with OppenheimerFunds to provide investment advisory services to Global Series. Pursuant to this agreement, OppenheimerFunds furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of Global Series and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of SBL Fund's Board of Directors and the Investment Manager. For such services, the Investment Manager pays OppenheimerFunds an annual fee equal to a percentage of the average daily closing value of the combined net assets of Global Series and another fund in the SBLSecurity Funds complex, computed on a daily basis as follows: 0.35% of the combined average daily net assets up to $300 million, plus 0.30% of such assets over $300 million up to $750 million and 0.25% of such assets over $750 million.

Investment Personnel - The following individual has responsibility for the day-to-day management of Global Series:

William L. Wilby, Senior Vice President and Director of International Equities of OppenheimerFunds, has been the manager of Series D (Global Series) since November 1998. Prior to joining Oppenheimer in 1991, he was an international investment strategist at Brown Brothers Harriman & Co. Prior to Brown Brothers, Mr. Wilby was a managing director and portfolio manager at AIG Global Investors. He joined AIG from Northern Trust Bank in Chicago, where he was an international pension manager. Before starting his career in portfolio management, Mr. Wilby was an international financial economist at Northern Trust Bank and at the Federal Reserve Bank in Chicago. Mr. Wilby is a graduate of the United States Military Academy and holds a M.A. and a Ph.D. in International Monetary Economics from the University of Colorado. He is a Chartered Financial Analyst charterholder.

Performance of Global Series - The bar chart and table shown below provide an indication of the risks of investing in Global Series by showing (on a calendar year basis) changes in Global Series's annual total return from year to year and by showing (on a calendar year basis) how Global Series's average annual returns for one year and five years compare to those of a broad-based securities market index-the MSCI World Index. Note that an index has an inherent performance advantage over the Global Series since it incurs no operating expenses. An investor cannot invest directly in an index. The information below is based on the performance of the shares of Global Series and does not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. The Series' performance would be lower if the fees and expenses of such products were reflected. Shares of the Series are available only through the purchase of such products. The Series' past performance is not an indication of how the Series will perform in the future.

Highest and Lowest Returns (Quarterly 1993-2002)
Highest Quarter Q4 ended December 31, 1999	34.9%

80.0%
60.0%
40.0%
20.0%
0.0%
-20.0%
-40.0%
31.6%
2.7%
10.9%
17.5%
6.5%
20.1%
53.7%
3.5%
-12.3%
-22.7%
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002

Lowest Quarter Q3 ended September 30, 2002	-18.2%

Average Annual Total Returns (through December 31, 2002)
	1 Year	5 Years	10 Years
Global Series	-22.7%	5.3%	9.3%
MSCI World Index (reflects no deduction for fees, expenses or taxes)[1]	-19.9%	-2.1%	6.3%
1 The MSCI World Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

Management Discussion of Global Series' Performance - Set forth below is management's discussion of Global Series' performance for the one-year period ended December 31, 2002. The discussion is followed by a line graph comparing a hypothetical investment of $10,000 in the Global Series to its benchmark index, the MSCI World Index.

The Global Series produced a return of -22.71% for the 12-month period ending December 31, 2002.1 The benchmark MSCI World Index was down 19.89% over the same period.

The Series' negative performance reflected the acute negativity that characterized global markets over the past two and a half years. At times like these, some might be tempted to discard their investment discipline and take a more shortsighted view. However, as long-term investors, we remain committed to our investment process and are confident that we hold solid companies with above-average earnings potential. We are optimistic that we may have hit the bottom and are on course for an eventual recovery in the coming year.

A host of economic, business and political issues exerted significant influence on global markets during the period. In the United States, post-September 11th optimism soon turned to pessimism as investors recoiled in the face of a sluggish economic recovery, accounting and corporate governance scandals, earnings disappointments and the mounting possibility of war with Iraq. Europe fared no better. While mirroring the slumping fortunes of the United States, Europe's woes were exacerbated by severe summer floods, as well as limitations on individual European Union governments to inject fiscal stimulus into their sagging economies. The same held true in Japan, which experienced setbacks to government-advocated financial reforms, although late-period reports of new measures to offset deflation and stabilize the country's banking system gave reason for hope. Meanwhile, some of the better-performing markets during the period were those of Southeast Asia, whose strong exports, rising consumer credit and increased domestic demand proved advantageous. Brazil, which struggled with high debt levels and concerns over the outcome of its October presidential election, has found some resolution, as President Lula has managed to ease and minimize investor concerns regarding a possible default on their debt and a renewed run on their currency.

It is important to point out that we invest in companies, not countries or regions. Although we are cognizant of external events within a given market, our focus is not on the events themselves, but rather their impact on the business prospects of existing and prospective holdings. As mentioned earlier, we remain committed to our investment process, which focuses on identifying individual companies anywhere in the world that, in our view, are poised to capitalize on one or more growth trends. Over the years, we have pinpointed four broad areas - including mass affluence, new technologies, restructuring and aging populations - which we believe may drive stock market performance for years to come. Although changing market cycles may at times alter the character of the portfolio, these sweeping global themes have and should continue to provide the framework for our investment decisions.

In light of recent market conditions, which offer little in the way of near-term guidance, we maintained our "barbell strategy." This approach combines aggressive positions, such as technology stocks, with more defensive holdings, such as consumer product companies. Even though some of our aggressive holdings hurt the Series during the last 12-months, we consider this positioning to be sound, given the range of possibilities regarding the scope and sustainability of an eventual economic recovery. We describe our investment style as "contrarian growth." By looking closely at a company's profit margins, revenue streams and management strength, while at the same time focusing on bad news that can temporarily depress a stock's value, we have continued to uncover good companies in good businesses at good prices the world over. Although close attention must be paid to the risks posed by individual companies, it is important to remember that investing in foreign securities involves additional risks, such as currency fluctuations, different accounting standards and higher expenses.

All of the key indicators, which drive stock prices - earnings, liquidity, and valuations - are now positive. Global earnings have slowly started to turn. Liquidity remains positive as interest rates continue to decline. Finally, valuations, especially outside of the U.S., are now attractive relative to bonds.
1

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of Global Series are available only through the purchase of such products.

Series D vs. MSCI World Index

$10,000 Over Ten Years

The chart above assumes a hypothetical $10,000 investment in Series D (Global Series) on December 31, 1992 and reflects the fees and expenses of Series D. On December 31, 2002 the value of the investment (assuming reinvestment of all dividends and distributions) would have grown to $24,273. By comparison, the same $10,000 investment would have grown to $19,117 based on the MSCI World Index's performance.

Additional information about Global Series is included in the section, "More Information Regarding Global Series."

INFORMATION ABOUT THE REORGANIZATION

The Reorganization Plan - The Reorganization Plan provides for the transfer of all of the assets and liabilities of International Series to Global Series solely in exchange for shares of Global Series. International Series will distribute the shares of Global Series received in the exchange to its shareholders, and then International Series will be liquidated.

After the Reorganization, each shareholder of International Series will own shares in Global Series having an aggregate value equal to the aggregate value of shares of International Series held by that shareholder as of the close of business on the business day preceding the Closing.

Until the Closing, shareholders of International Series will continue to be able to redeem their shares. Redemption requests received after the Closing will be treated as requests received by Global Series for the redemption of its shares received by the shareholder in the Reorganization.

The obligations of the Series under the Reorganization Plan are subject to various conditions, including approval of the shareholders of the International Series. The Reorganization Plan also requires that the Series take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Plan. The Reorganization Plan may be terminated by mutual agreement of the parties or on certain other grounds. For a complete description of the terms and conditions of the Reorganization, see the Reorganization Plan at Appendix A, which qualifies in its entirety the foregoing summary of the Reorganization Plan.

Reasons for the Reorganization - The Series have similar investment objectives, strategies and risks. Because International Series may invest in similar types of securities as Global Series, the Series are somewhat duplicative. In addition, the Reorganization would create a larger Global Series, which should benefit shareholders of the Series by spreading costs across a larger, combined asset base, and which would allow shareholders of International Series to continue to participate in a professionally managed portfolio at a significantly lower level of operating expenses. Also, a larger Global Series offers the potential benefit of a more diversified portfolio of securities and may improve trading efficiency. Based upon these and such other considerations as they deemed appropriate, the Board of Directors of SBL Fund determined that the Series should be reorganized.

The proposed Reorganization was presented to the Board of Directors of SBL Fund for consideration and approval at a meeting held on May 12, 2003. For the reasons discussed below, the Directors, including all of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of SBL Fund, determined that the interests of the shareholders of the respective Series would not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization was in the best interests of each of the Series and its shareholders.

Board Considerations - The Board of Directors of SBL Fund, in recommending the proposed transaction, considered a number of factors, including the following:

1.

expense ratios and information regarding fees and expenses of International Series and Global Series, which indicate that current shareholders of International Series will benefit from the Reorganization by getting a comparable investment that is more viable and lower cost than their current investment;

2.	the Reorganization would not dilute the interests of either Series' current shareholders;
3.	the stronger relative investment performance and comparable risks of Global Series as compared to International Series;
4.

the similarity of Global Series' investment objectives, policies and restrictions to those of International Series and the fact that the Series are somewhat duplicative within the overall group of funds;

5.	elimination of duplication of costs and inefficiencies of having two similar Series; and
6.	the tax-free nature of the Reorganization to each Series and its shareholders.

The Board of Directors of SBL Fund recommends that shareholders of International Series approve the Reorganization.

Tax Considerations - The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, pursuant to this treatment, neither the International Series nor the Global Series nor their shareholders is are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Plan. As a condition to the closing of the Reorganization, the Series will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Series.

Immediately prior to the Reorganization, the International Series will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to the shareholders all of the International Series' investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gains, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of the International Series' shareholders. However, shareholders investing through a variable annuity contract or variable life insurance policy issued by Security Benefit Life Insurance Company will not be subject to current taxation on such dividends.

As of December 31, 2002, International Series had accumulated capital loss carryforwards in the amount of approximately $8,083,867. After the Reorganization, these losses will be available to Global Series to offset its capital gains, although the amount of these losses which may offset Global Series's capital gains in any given year may be limited. As a result of this limitation, it is possible that Global Series may not be able to use these losses as rapidly as International Series might have, and part of these losses may not be useable at all. The ability of Global Series to absorb losses in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any capital loss carryforwards currently are available only to shareholders of International Series. After the Reorganization, however, these benefits will inure to the benefit of all shareholders of Global Series.

Expenses of the Reorganization - The Investment Manager will bear one-third, and each Series will bear one-third of the expenses relating to the Reorganization, including but not limited to the costs of the proxy solicitation.  The costs of the Reorganization include, but are not limited to, costs associated preparation of the Global Series' registration statement, printing and distributing Global Series' prospectus and International Series' proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the shareholders' meeting.

ADDITIONAL INFORMATION ABOUT THE SERIES

Form of Organization - Each of the Series is a series of SBL Fund, a Kansas corporation registered as an open-end management investment company. SBL Fund is governed by a Board of Directors, which consists of six directors.

Dividends and Other Distributions - Each Series pays dividends from net investment income, and distributes net capital gains, if any, at least annually. Dividends and distributions of each Series are automatically reinvested in additional shares of the Series. There are no fees or sales charges on reinvestments.

If the Reorganization Plan is approved by shareholders of International Series, then as soon as practicable before the Closing, International Series will pay its shareholders a cash distribution of all undistributed 2003 net investment income and undistributed realized net capital gains, if any.

Capitalization - The following table shows on an unaudited basis the capitalization of each Series as of December 31, 2002 and on a pro forma basis as of December 31, 2002, giving effect to the Reorganization:

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Global Series	$305,053,2267	$4.87	62,609,218
International Series	$15,953,219	$6.19	2,576,143
Pro Forma - Global Series including International Series	$321,006,4456	$4.87	65,883,617

Pro forma financial statements of the Funds are not presented as the net assets of International Series are less than 10% of the net assets of Global Series and will represent less than 10% of the net assets of the combined Series.

Additional Risk Disclosures - Set forth below are additional risk considerations for the Series. For a more detailed discussion of the investment objectives, policies, restrictions and risks of each of the Series, see the SBL Fund prospectus and Statement of Additional Information each dated May 1, 2003, as supplemented July 7, 2003.

Convertible Securities and Warrants - The Series may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertible securities have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

High Yield Securities - Higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services are commonly referred to as "junk bonds." The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds (those rated below BBB or in default) are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Successful investment in lower-medium and low-quality bonds involves greater investment risk and is highly dependent on the Investment Manager's or sub-adviser's credit analysis. A real or perceived economic downturn or higher interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than high-quality bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire junk bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market's psychology. This type of volatility is usually associated more with stocks than bonds, but junk bond investors should be prepared for it.

Hybrid Instruments - Each Series may invest in hybrid instruments. Certain hybrid instruments (which are derivatives) can combine the characteristics of securities, futures and options. For example, the principal amount, redemption or conservation terms of a security could be related to the market price of some commodity, currency or securities index. The risks of such investments would reflect the risks of investing in futures, options and securities, including volatility and illiquidity. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. Hybrids can have volatile prices and limited liquidity and their use by a Series may not be successful.

Swaps, Caps, Floors and Collars - Interest rate and/or index swaps, and the purchase or sale of related caps, floors and collars are used primarily to preserve a return or spread on a particular investment or portion of its portfolio as a technique for managing the portfolio's duration (i.e. the price sensitivity to changes in interest rates) or to protect against any increase in the price of securities the Series anticipates purchasing at a later date. To the extent a Series enters into these types of transactions, it will be done to hedge and not as a speculative investment, and the Series will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Series may be obligated to pay. Interest rate swaps involve the exchange by the Series with another party of their respective commitments to pay or receive interest on a notional amount of principal. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

When-Issued Securities and Forward Commitment Contracts - The price of "when issued", "forward commitment" or "delayed delivery" securities is fixed at the time of the commitment to buy, but delivery and payment can take place a month or more later. During the interim period, the market value of the securities can fluctuate, and no interest accrues to the purchaser. At the time of delivery, the value of the securities may be more or less than the purchase or sale price. When a Series purchases securities on this basis, there is a risk that the securities may not be delivered and that the Series may incur a loss. Each Series may purchase or sell securities on a when issued, forward commitment or delayed delivery basis.

Shares of Other Investment Companies - A Series' investment in shares of other investment companies may not exceed immediately after purchase 10% of the Series' total assets and no more than 5% of its total assets may be invested in the shares of any one investment company. Investment in the shares of other investment companies has the effect of requiring shareholders to pay the operating expenses of two mutual funds.

Borrowing - Borrowings may be collateralized with Series assets. To the extent that a Series purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of a Series' portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. A Series also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Securities Lending - For purposes of realizing additional income, the Series may lend their portfolio securities to certain borrowers. Any such loan will be continuously secured by collateral at least equal to the value of the security loaned. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Investment Manager, or the relevant sub-adviser, to be of good standing and will not be made unless, in the judgment of the Investment Manager, or the relevant sub-adviser, the consideration to be earned from such loans would justify the risk.

Cash Reserves - Cash reserves maintained by a Series may include domestic or foreign money market instruments as well as certificates of deposit, bank demand accounts and repurchase agreements. The Series may establish and maintain reserves as the Investment Manager or relevant sub-adviser believes is advisable to facilitate the Series' cash flow needs (e.g., redemptions, expenses and, purchases of portfolio securities) or for temporary, defensive purposes.

GENERAL INFORMATION

Solicitation of Proxies - Proxies are being solicited at the request of the Board of Directors of SBL Fund. Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement/Prospectus with its enclosures beginning on or about September 1, 2003. Shareholders of International Series whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Investment Manager Security Management and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communication.

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with International Series a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the meeting of International Series shareholders in person may vote by ballot at the meeting, thereby canceling any proxy previously given. However, attendance in person at the meeting, by itself, will not revoke a previously tendered proxy. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote "FOR" the Reorganization proposal and may vote in their discretion with respect to other matters not now known to the Board of Directors of SBL Fund that may be presented at the meeting.

Voting Rights - Shares of the Series entitle their holders to one vote per share as to any matter on which the holder is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote.

Security Benefit Life Insurance Company ("Security Benefit") is the owner of record of all of the Series' outstanding shares. By investing in a variable annuity or variable life insurance policy issued by Security Benefit, you indirectly purchased shares of the International Series. Security Benefit owns shares of the Series for your benefit in the separate account funding your variable annuity or variable life insurance policy. Security Benefit will vote shares of the Series in accordance with voting instructions received from you and other owners of such variable annuity and variable life insurance policies. Shareholders have certain voting rights with respect to their beneficially owned shares, and Security Benefit, or its appointee, will vote the shares beneficially owned by each shareholder in accordance with the shareholder's instructions. The enclosed form of proxy is provided for this purpose. All shares for which shareholders do not provide voting instructions will be voted in the same proportion as those shares for which voting instructions have been received.

Shareholders of International Series at the close of business on August 4, 2003 (the "Record Date") will be entitled to be present and give voting instructions for the Series at the meeting with respect to their shares owned as of that Record Date. As of the Record Date, __________ shares of the International Series were outstanding and entitled to vote.

Approval of the Reorganization with respect to International Series requires the affirmative vote of a "majority of the outstanding voting securities" of International Series entitled to vote on the proposal, which means the vote of 67% or more of the shares of the International Series that are present at the meeting, if the holders of more than 50% of the outstanding shares entitled to vote on the proposal are present or represented by proxy, or the vote of more than 50% of the outstanding shares of the International Series, whichever is less. The International Series must have a quorum to conduct its business at the meeting. The holders of a majority of outstanding shares present in person or by proxy shall constitute a quorum. In the absence of a quorum, a majority of outstanding shares of the Series present and entitled to vote, in person or by proxy, may adjourn the meeting from time to time until a quorum shall be present.

If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the meeting for purposes of determining a quorum. However, abstentions and broker non-votes will not be deemed represented at the meeting for purposes of calculating the vote on any matter. As a result, assuming the presence of a quorum, an abstention or broker non-vote will have the same effect as a vote against the Reorganization.

To the knowledge of SBL Fund, as of the Record Date, neither the Directors, individually, nor the officers and Directors of SBL Fund, as a group, beneficially owned any shares of either Series.

Security Benefit Life Insurance Company is the owner of record of all of the Series' outstanding shares. As of the Record Date, there were no persons that owned beneficially or of record 5% or more of the outstanding shares of either Series.

Other Matters to Come Before the Meeting - The Board of Directors does not know of any matters to be presented at the meeting other than those described in this Proxy Statement/Prospectus. If other business should properly come before the meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals - The Series are not required to hold regular annual meetings and, in order to minimize their costs, do not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by the Series' management. Therefore it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting or to be submitted to shareholders of the Series.

Shareholders wishing to submit proposals should send their written proposals to the address set forth on the cover of this Proxy Statement/Prospectus a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholder meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

Information about the Series - SBL Fund is subject to the informational requirements of the Securities Exchange Act and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports and other information filed by the Series can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, NW, Washington, DC 20549. The SEC maintains an Internet World Wide Web site (at http://www.sec.gov) which contains other information about the Series.

Reports to Shareholders - Security Management The Investment Manager will furnish, without charge, a copy of the most recent annual report regarding the Series upon request. Requests for such reports should be directed to Security Management Company, LLC at One Security Benefit Place, Topeka, KS 66636-0001 or at (800) 888-2461.

Prompt execution and return of the enclosed proxy is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.
Amy J. Lee Secretary
____________, 2003
One Security Benefit Place
Topeka, KS 66636-0001

MORE INFORMATION REGARDING GLOBAL SERIES

SHAREHOLDER GUIDE

Purchase and Redemption of Shares - Security Benefit purchases shares of Global Series for its variable annuity and variable life insurance separate accounts. Security Benefit buys and sells shares of Global Series at the net asset value per share (NAV) next determined after it submits the order to buy or sell. Global Series' NAV is generally calculated as of the close of trading on every day the New York Stock Exchange (NYSE) is open.

You may purchase shares of Global Series only indirectly through the purchase of a variable annuity or variable life insurance contract issued by Security Benefit. The prospectus for such variable annuity or variable life insurance contract describes any sales charges applicable to your contract.

Determination of Net Asset Value - The NAV per share of Global Series is computed as of the close of regular trading hours on the NYSE (normally 3 p.m. Central time) on days when the NYSE is open. The NYSE is open Monday through Friday, except on observation of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Global Series' NAV is generally based upon the market value of securities held in the Series' portfolio. If market prices are not available, the fair value of securities is determined using procedures approved by the Board of Directors of SBL Fund.

Brokerage Enhancement Plan - The Board of Directors of SBL Fund, including all of the Directors who are not "interested persons" (as defined in the Investment Company Act) of SBL Fund and have no direct or indirect financial interest in the operation of the Plan (as defined below) or in any agreement related to the Plan ("Independent Directors"), have voted pursuant to the provisions of Rule 12b-1 under the Investment Company Act to adopt a Brokerage Enhancement Plan (the "Plan") for the purpose of utilizing SBL Fund's brokerage commissions, to the extent available, to promote the sale and distribution of SBL Fund's shares (through the sale of variable insurance products funded by SBL Fund).

Under the Plan, the Distributor, on behalf of SBL Fund is authorized to direct the Investment Manager or a sub-adviser to effect brokerage transactions in portfolio securities through certain broker-dealers, consistent with the obligation to seek best execution. These broker-dealers have agreed either (i) to pay a portion of their commission from the purchase and sale of securities to the Distributor or other introducing brokers ("Brokerage Payments") that provide distribution activities, or (ii) to provide brokerage credits, benefits or other services ("Brokerage Credits") to be used for distribution activities in addition to the execution of the trade. Security Distributors, Inc. (the "Distributor") will use a part of the Brokerage Payments to defray legal and administrative costs asso-ciated with implementation of the Plan. These expenses are expected to be minimal. The remainder of the Brokerage Payments or Brokerage Credits generated will be used by the Distributor to finance activities principally intended to result in the sale of SBL Fund's shares. These activities will include, but are not limited to:
.	holding or participating in seminars and sales meetings promoting the sale of SBL Fund's shares;
.	paying marketing fees requested by broker-dealers who sell SBL Fund;
.	training sales personnel;
.	creating and mailing advertising and sales literature; and
.	financing any other activity that is intended to result in the sale of SBL Fund's shares.

The Distributor is obligated to use all amounts generated under the Plan for distribution expenses, except for a small amount to be used to defray the incidental costs associated with implementation of the Plan. The Plan may indirectly benefit the Distributor in that amounts expended under the Plan may help defray, in whole or in part, distribution expenses that otherwise might be borne by the Distributor or an affiliate.

The Plan provides (i) that it will be subject to annual approval by the Directors and the Independent Directors; (ii) that the Distributor must provide the Directors a quarterly written report of payments made under the Plan and the purpose of the payments; and (iii) that the Plan may be terminated at any time by the vote of a majority of the Independent Directors. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval, and all material Plan amendments must be approved by a vote of the Independent Directors. In addition, the selection and nomination of the Independent Directors must be committed to the Independent Directors.

Management of the Series

Investment Manager - Security Management Company, LLC (the "Investment Manager"), is a Kansas limited liability company. On December 31, 2002, the aggregate assets of all of the mutual funds under the investment management of the Investment Manager Security Management were approximately $4.3 billion. The Investment Manager has overall responsibility for the management of Global Series. SBL Fund and the Investment Manager have entered into an agreement that requires the Investment Manager to provide investment advisory, statistical and research services to SBL Fund's Series, supervise and arrange for the purchase and sale of securities on behalf of the Series, and provide for the maintenance and compilation of records pertaining to the investment advisory function. The agreement with the Investment Manager can be terminated by the Board of Directors of SBL Fund upon 60 days' written notice. The investment management fee for Global Series is equal to 1.00%, on an annual basis, of the average daily net assets of Global Series. It is computed and accrued daily and paid monthly. For the fiscal year ended December 31, 2002, Global Series paid investment management fees of $3,652,102 to the Investment Manager.

Parent Company and Distributor - The Investment Manager is controlled by its members, Security Benefit Life Insurance Company ("Security Benefit") and Security Benefit Group, Inc. ("SBG"). SBG is an insurance and financial services holding company wholly-owned by Security Benefit, One Security Benefit Place, Topeka, Kansas 66636-0001. Security Benefit, a life insurance company, is incorporated under the laws of Kansas. The Investment Manager is a direct, and the Distributor is an indirect, wholly-owned subsidiary of Security Benefit.

Administrative Agent - Security Management Company, LLC ("SMC") also acts as the administrative agent for SBL Fund and as such performs administrative functions and the bookkeeping, accounting and pricing functions for Global Series. For these services, SMC receives, on an annual basis, a fee of 0.045% of the average net assets of Global Series, plus a global administration fee for Global Series equal to the greater of 0.10% of its average net assets or $60,000, calculated daily and payable monthly.

The Investment Manager also acts as the transfer agent for Global Series. As such, SMC performs all shareholder servicing functions, including transferring record ownership, processing purchase and redemption transactions, answering inquiries, mailing shareholder communications and acting as the dividend disbursing agent. For these services, SMCthe Investment Manager receives an annual maintenance fee of $8.00 per account, and a fee of $1.00 per shareholder transaction.

Portfolio Transactions - The Investment Manager or sub-adviser will place orders to execute securities transactions that are designed to implement Global Series' investment objectives and policies. The Investment Manager or sub-adviser uses its reasonable efforts to place all purchase and sale transactions with brokers and dealers ("brokers") that provide "best execution" of these orders. In placing purchase and sale transactions, the Investment Manager or sub-adviser may consider brokerage and research services provided by a broker to the Investment Manager, the sub-adviser, or its affiliates, and Global Series may pay a commission for effecting a securities transaction that is in excess of the amount another broker would have charged if the Investment Manager or sub-adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker viewed in terms of either that particular transaction or the overall responsibilities of the Investment Manager or sub-adviser with respect to all accounts as to which it exercises investment discretion. The Investment Manager or sub-adviser may use all, none, or some of such information and services in providing investment advisory services to each of the mutual funds under its management, including Global Series. In addition, the Investment Manager or sub-adviser also may consider a broker's sale of Series shares if the Investment Manager or sub-adviser is satisfied that Global Series would receive best execution of the transaction from that broker.

Securities held by Global Series may also be held by other investment advisory clients of the Investment Manager or sub-adviser, including other investment companies. In addition, the Investment Manager's parent company, Security Benefit, may also hold some of the same securities as Global Series. When selecting securities for purchase or sale for Global Series, the Investment Manager may at the same time be purchasing or selling the same securities for one or more of such other accounts. Subject to the obligation to obtain best execution, such purchases or sales may be executed simultaneously or "bunched." It is the policy of the Investment Manager and each sub-adviser not to favor one account over the other. Any purchase or sale orders executed simultaneously (which may also include orders from Security Benefit) are allocated at the average price and as nearly as practicable on a pro rata basis (transaction costs will also generally be shared on a pro rata basis) in proportion to the amounts desired to be purchased or sold by each account. In those instances where it is not practical to allocate purchase or sale orders on a pro rata basis, then the allocation will be made on a rotating or other equitable basis. While it is conceivable that in certain instances this procedure could adversely affect the price or number of shares involved in Global Series' transaction, it is believed that the procedure generally contributes to better overall execution of Global Series' portfolio transactions.

Federal Taxes - You may purchase shares of Global Series only indirectly through the purchase of a variable annuity or variable life insurance contract issued by Security Benefit. The prospectus for such variable annuity or variable life insurance contract describes the federal tax consequences of your purchase or sale of the contract. Please see your tax adviser for further information.

FINANCIAL HIGHLIGHTS FOR GLOBAL SERIES

For a Share Outstanding Throughout Each Period

The financial highlights table is intended to help you understand the financial performance of Global Series for its shares during the period shown. Certain information reflects financial results for a single Series share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series assuming reinvestment of all dividends and distributions. This information has been derived from financial statements that have been audited by Ernst & Young LLP, whose report, along with SBL Fund's financial statements, are included in the annual report, which is available upon request.

SERIES D (Global Series)
	Fiscal year ended December 31
	2002(a)	2001	2000	1999	1998
Per Share Data
Net asset value beginning of period	$ 6.31	$ 8.49	$ 9.08	$ 6.74	$ 6.14
Income from Investment Operations:
Net investment income (loss)	0.02	---	---	0.02	0.03
Net gain (loss) on securities (realized & unrealized)	(1.45)	(0.97)	0.37	3.29	1.18
Total from investment operations	(1.43)	(0.97)	0.37	3.31	1.21
Less Distributions:
Dividends (from net investment income)	(0.01)	---	---	---	(0.09)
Distributions (from capital gains)	---	(0.94)	(0.96)	(0.97)	(0.52)
Distributions (in excess of capital gains)	---	(0.27)	---	---	---
Total distributions	(0.01)	(1.21)	(0.96)	(0.97)	(0.61)
Net asset value end of period	$ 4.87	$ 6.31	$ 8.49	$ 9.08	$ 6.74
Total return (b)	(22.7)%	(12.3)%	3.5%	53.7%	20.1%
Ratios/Supplemental Data
Net assets end of period (thousands)	$305,053	$431,252	$565,950	$525,748	$349,794
Ratio of expenses to average net assets	1.23%	1.20%	1.21%	1.21%	1.26%
Ratio of net investment income (loss) to average net assets 9;	0.27%	0.07%	(0.08)%	0.32%	0.92%
Portfolio turnover rate	48%	41%	55%	76%	166%
(a)	The financial highlights for Global Series as set forth herein exclude the historical financial highlights of Series M. The assets of Series M were acquired by Series D on August 27, 2002.
(b)

Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit. Shares of a series of SBL Fund are available only through the purchase of such products.

APPENDIX A

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the "Plan") is adopted as of this 1st2nd day of May, 2003, by SBL Fund (the "Company") with its principal place of business at One Security Benefit, Topeka, Kansas 66636-0001, on behalf of its Series D (Global Series) (the "Acquiring Fund"), a separate series of the Company and its Series I (International Series) (the "Acquired Fund"), another separate series of the Company.

This Plan is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares ($1.00 par value per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Plan.

WHEREAS, the Company is an open-end, registered investment company of the management type and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Directors of the Company have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Directors of the Company also have determined, with respect to the Acquired Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing share-holders of the Acquired Fund would not be diluted as a result of this transaction;

NOW, THEREFORE, the Company, on behalf of the Acquiring Fund and the Acquired Fund separately, hereby approves the Plan on the following terms and conditions:
1.	TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND
1.1

Subject to the requisite approvals of the shareholders of the Acquired Fund and Acquiring Fund and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Company will transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

1.2

The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in paragraph 3.1 (the "Closing Date").

1.3

The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date. On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last taxable year to the end of the business day on the Closing; and (ii) any undistributed investment company taxable income and net capital gain from any period to the extent not otherwise distributed.

1.4

Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in shares of the Acquired Fund will represent a number of the Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5

Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

1.6

Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

VALUATION
2.1

The value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of immediately after the close of business of the New York Stock Exchange (NYSE) and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Company's Articles of Incorporation, as amended (the "Articles of Incorporation"), and the then-current prospectus or statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Company's Board of Directors.

2.2

The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of immediately after the close of business of the NYSE and after the declaration of any dividends on the Valuation Date, using the valuation procedures set forth in the Company's Articles of Incorporation and the then-current prospectus or statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Company's Board of Directors.

2.3

The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined by dividing the value of the net assets of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

	2.4	All computations of value shall be made by the Acquiring Fund's designated record keeping agent.
3.	CLOSING AND CLOSING DATE
3.1

The Closing Date shall be October 3, 2003, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Company or at such other time and/or place as the Board of Directors or officers of the Company may designate.

3.2

The Company shall direct State Street Bank and Trust Company, as custodian for the Acquired Fund (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Acquired Fund's portfolio securities, cash, and any other assets ("Assets") shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund shall direct the Custodian to deliver portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act") as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for Acquiring Fund.

3.3

Security Management Company, LLC, as transfer agent for the Acquired Fund (the "Transfer Agent"), shall deliver, on behalf of the Acquired Fund, at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.

3.4

In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Company, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES
	4.1	The Company, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:
(a)

The Acquired Fund is duly organized as a series of the Company, which is a corporation duly organized and validly existing under the laws of the State of Kansas, with power under the Company's Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)

The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of its shares under the Securities Act of 1933, as amended ("1933 Act"), are in full force and effect;

(c)

No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act, and such as may be required by state securities laws;

(d)

The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)

On the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

(f)

The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of the Company's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound;

(g) The Acquired Fund has no material contracts or other commitments (other than this Plan) that will be terminated with liability to it prior to the Closing Date;
(h)

Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)

The financial statements of the Acquired Fund as of and for the year ended December 31, 2002 have been audited by Ernst & Young, LLP, independent auditors. Such statements are in accordance with accounting principles generally accepted in the United States ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on the balance sheet or in the notes thereto;

(j)

Since December 31, 2002, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(k)

On the Closing Date, all Federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)

For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

(m)

All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

(n)

The adoption and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company, and, subject to the approval of the shareholders of the Acquired Fund, this Plan will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

(o)

The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

	4.2	The Company, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:
(a)

The Acquiring Fund is duly organized as a series of the Company, which is a corporation duly organized and validly existing under the laws of the State of Kansas, with power under the Company's Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)

The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act, including the shares of the Acquiring Fund, are in full force and effect;

(c)

No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)

The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three years previous to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)

On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

(f)

The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of the Company's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

(g)

Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h)

The financial statements of the Acquiring Fund as of and for the year ended December 31, 2002 have been audited by Ernst & Young LLP, independent auditors. Such statements are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on the balance sheet or in the notes thereto;

(i)

Since December 31, 2002, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

(j)

On the Closing Date, all Federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k)

For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its Federal income tax under Section 852 of the Code, has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date, and will do so for the taxable year including the Closing Date;

(l)

All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(m)

The adoption and performance of this Plan will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company on behalf of the Acquiring Fund and this Plan will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

(n)

The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Plan, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Company;

(o)

The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(p)

That insofar as it relates to Company or the Acquiring Fund, the Registration Statement relating to the Acquiring Fund Shares issuable hereunder, and the proxy materials of the Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.	COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND
5.1

The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2

To the extent required by applicable law, the Company will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Plan and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3

The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Plan.

	5.4	The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.
5.5

Subject to the provisions of this Plan, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

	5.6	As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.
5.7

The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Plan as promptly as practicable.

5.8

The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Plan.

5.9

The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at the Acquired Fund's election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1

All representations and warranties of the Acquiring Fund and the Company contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2

The Company and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Company and the Acquiring Fund on or before the Closing Date; and

6.3

The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at the Acquiring Fund's election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1

All representations and warranties of the Company and the Acquired Fund contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2

The Company and the Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Company or the Acquired Fund on or before the Closing Date;

7.3

The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1;

7.4

The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last taxable year to 4:00 p.m. Eastern Time on the Closing; and (ii) any undistributed investment comany taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Plan shall, at its option, not be required to consummate the transactions contemplated by this Plan:

8.1

The Plan and the transactions contemplated herein shall have been approved by the requisite vote, if any, of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Company's Articles of Incorporation, By-Laws, applicable Kansas law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1;

8.2

On the Closing Date, no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein;

8.3

All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

8.4

The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5

Dechert LLP shall deliver an opinion addressed to the Company substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Plan shall constitute a tax-free reorganization for Federal income tax purposes, unless, based on the circumstances existing at the time of the Closing, Dechert LLP determines that the transaction contemplated by this Plan does not qualify as such. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Company. Notwithstanding anything herein to the contrary, the Company may not waive the condition set forth in this paragraph 8.5.

9.	BROKERAGE FEES AND EXPENSES
	9.1	The Acquiring Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.
9.2

The expenses relating to the proposed Reorganization will be paid one-third each by the Acquired Fund, Acquiring Fund, and the investment adviser to the Funds. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Fund's prospectus and the Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the shareholders' meeting. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11.	TERMINATION

This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Directors, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

12.	AMENDMENTS

This Plan may be amended, modified or supplemented in such manner as may be set forth in writing by the authorized officers of the Company; provided, however, that following any meeting of the shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Plan, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Plan to the detriment of such shareholders without their further approval.

13.	HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY
	13.1	The Article and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.
	13.2	This Plan shall be governed by and construed in accordance with the laws of the State of Kansas without regard to its principles of conflicts of laws.
13.3

This Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

13.4

It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents, or employees of the Company personally, but shall bind only property of such party. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of each party.

IN WITNESS WHEREOF, the Board of Directors of the Company has caused this Plan to be approved on behalf of the Acquiring Fund and the Acquired Fund.
SBL FUND
By:_____________________________
Name:
Title:

SPECIAL MEETING OF STOCKHOLDERS OF
SERIES I (INTERNATIONAL SERIES) OF SBL FUND

September 30, 2003
9:30 AM local time

SECURITY BENEFIT GROUP BUILDING
One Security Benefit Place
Topeka, KS 66636-0001

There is enclosed a proxy form solicited by the Board of Directors of SBL Fund. Voting instructions will be voted as specified and, in the absence of specification, will be treated as granting authority to vote "FOR" the proposal. Any form of proxy that is executed and returned, nevertheless may be revoked prior to its use. All such proxies properly executed and received in time will be voted at the Meeting.
By order of the Board of Directors of SBL Fund,
AMY J. LEE
Secretary
Topeka, Kansas
September 1, 2003

Security Benefit Group of Companies
One Security Benefit Place
Topeka, KS 66636-0001
proxy

-------------------------------------------------------------------------------------------------------------------------------

This proxy is solicited by the Board of Directors for use at the Special Meeting on August 20, 2002.

The undersigned hereby appoints John D. Cleland, Donald A. Chubb, Jr., and James R. Schmank, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated meeting, and at all adjournments thereof, all shares of

INTERNATIONAL SERIES OF SBL FUND

held by the undersigned at the Special Meeting of Stockholders of the Fund to be held at 9:30 AM, local time, on September 30, 2003, at Security Benefit Group Building, One Security Benefit Place, Topeka, Kansas 66636-0001, and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the proxy statement for the meeting, receipt of which is hereby acknowledged, and in the proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

In order to avoid the additional expense of further solicitation to your Fund, we strongly urge you to review, complete, and return your ballot as soon as possible. Your vote is important regardless of the number of shares you own. The Board of Directors recommends a vote "for" the following proposal. These voting instructions will be voted as specified and in the absence of specification will be treated as granting authority to vote "FOR" the proposal.Important: Stockholders who do not expect to be in person at the meeting are requested to mark, date, sign and return the enclosed proxy card(s) to the Fund, or otherwise vote their shares, as early as possible.

                                                                                See reverse for voting instructions.

                                                                                                                                                                                                COMPANY #
                                                                                                                                                                                                CONTROL #

There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE - TOLL FREE - 1-800-240-6326 - QUICK - EASY - IMMEDIATE
.	Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 11:00 a.m. (CT) on September 29, 2002.
.

You will be prompted to enter your 3-digit Company Number, your 7-digit Control Number (these numbers are located on the proxy card) and the last 4 digits of the U.S. Social Security Number or Tax Identification Number for this account. If you do not have a U.S. SSN or TIN please enter 4 zeros.

.	Follow the simple instructions the voice provides you.

VOTE BY INTERNET - http://www.eproxy.com/company_symbol / - QUICK - EASY - IMMEDIATE
.	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on September 29, 2003.
.

You will be prompted to enter your 3-digit Company Number, your 7-digit Control Number (these numbers are located on the proxy card) and the last 4 digits of the U.S. Social Security Number or Tax Identification Number for this account to obtain your records and create an electronic ballot. If you do not have a U.S. SSN or TIN please leave blank.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to The Security Benefit Group of Companies, c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Phone or Internet, please do not mail your Proxy Card

Please detach here

The Board of Directors Recommends a Vote FOR the following proposal.
1.

To approve a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the International Series of SBL Fund (the "International Series") by Series D ("Global Series") of SBL Fund solely in exchange for shares of the Global Series, followed by the complete liquidation of the International Series.

	[ ] For	[ ] Against	[ ] Abstain
2.	To transact such other business as may properly come before the Meeting or any adjournments thereof, and to adjourn the Meeting from time to time.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
Address Change? Mark Box [ ] Indicate changes below:	Date --------------------------------------------------------------------------

Signature(s) in Box
Please sign exactly as the name appears on this card. EACH joint owner must sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

PART B
SBL FUND

Statement of Additional Information
September 1, 2003
Acquisition of the Assets and Liabilities of SBL Fund, Series I (the "International Series") One Security Benefit Place Topeka, Kansas 66636-0001	By and in Exchange for Shares of SBL Fund, Series D (the "Global Series") One Security Benefit Place Topeka, Kansas 66636-0001

This Statement of Additional Information is available to the shareholders of International Series in connection with a proposed transaction whereby all of the assets and liabilities of International Series will be transferred to Global Series in exchange for shares of Global Series.

This Statement of Additional Information of the Global Series consists of this cover page and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1. The Statement of Additional Information for SBL Fund dated May 1, 2003, as supplemented July 7, 2003; and
2. The Financial Statements of International Series and Global Series as included in the SBL Fund's Annual Report filed for the year ended December 31, 2002.

This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated September 1, 2003 relating to the reorganization of the International Series may be obtained, without charge, by writing to Security Management Company, LLC, at One Security Benefit Place, Topeka, Kansas 66636-0001 or calling (800) 888-2461. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

Pro forma financial statements of the Funds are not presented as the net assets of International Series are less than 10% of the net assets of Global Series and will represent less than 10% of the net assets of the combined Series.

 [Pro forma financial statements not required if International Series does not represent 10% of Global Series' net assets as of 30 days prior to filing date.]

PART C

OTHER INFORMATION
Item 15.	Indemnification

A policy of insurance covering Security Management Company, LLC, its subsidiaries, Security Distributors, Inc., and all of the registered investment companies advised by Security Management Company, LLC insures the Registrant's directors and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

Paragraph 30 of the Registrant's Bylaws, as amended February 3, 1995, provides in relevant part as follows:
30.

Indemnification and Liability of Directors and Officers. Each person who is or was a Director or officer of the Corporation or is or was serving at the request of the Corporation as a Director or officer of another corporation (including the heirs, executors, administrators and estate of such person) shall be indemnified by the Corporation as of right to the full extent permitted or authorized by the laws of the State of Kansas, as now in effect and as hereafter amended, against any liability, judgment, fine, amount paid in settlement, cost and expense (including attorneys' fees) asserted or threatened against and incurred by such person in his/her capacity as or arising out of his/her status as a Director or officer of the Corporation or, if serving at the request of the Corporation, as a Director or officer of another corporation. The indemnification provided by this bylaw provision shall not be exclusive of any other rights to which those indemnified may be entitled under the Articles of Incorporation, under any other bylaw or under any agreement, vote of stockholders or disinterested directors or otherwise, and shall not limit in any way any right which the Corporation may have to make different or further indemnification with respect to the same or different persons or classes of persons.

No person shall be liable to the Corporation for any loss, damage, liability or expense suffered by it on account of any action taken or omitted to be taken by him/her as a Director or officer of the Corporation or of any other corporation which he/she serves as a Director or officer at the request of the Corporation, if such person (a) exercised the same degree of care and skill as a prudent man would have exercised under the circumstances in the conduct of his/her own affairs, or (b) took or omitted to take such action in reliance upon advice of counsel for the Corporation, or for such other corporation, or upon statement made or information furnished by Directors, officers, employees or agents of the Corporation, or of such other corporation, which he/she had no reasonable grounds to disbelieve.

In the event any provision of this Section 30 shall be in violation of the Investment Company Act of 1940, as amended or of the rules and regulations promulgated thereunder, such provisions shall be void to the extent of such violations.

On March 25, 1988, the shareholders approved the Board of Directors' recommendation that the Articles of Incorporation be amended by adopting the following Article Fifteenth:

"A director shall not be personally liable to the corporation or to its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this sentence shall not eliminate nor limit the liability of a director:

A.	for any breach of his or her duty of loyalty to the corporation or to its stockholders;
B.	for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;
C.	for any unlawful dividend, stock purchase or redemption under the provisions of Kansas Statutes Annotated (K.S.A.) 17-6424 and amendments thereto; or
D.	for any transaction from which the director derived an improper personal benefit."

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits
(1)	Articles of Incorporation(a)
(2)	Bylaws(b)
(3)	Not Applicable
(4)	Form of Plan of Reorganization(c)
(5)	Certificate of Designation of Series and Classes of Common Stock(a)
(6)	(a) Investment Advisory Contract(e)
(b) Sub-Advisory Contract - Oppenheimer (f)
(7)	Distribution Agreement(a)
(8)	Not Applicable
(9)	Custodian Agreement - State Street(g)
(10)	(a) Brokerage Enhancement Plan(a)
(b) Form of Shareholder Service Agreement(d)
(11)	Opinion of Counsel
(12)	Opinion and Consent of Counsel supporting tax matters and consequences(h)
(13)	Administrative Services and Transfer Agency Agreement(a)
(14)	Consent of Independent Auditors
(15)	Not Applicable
(16)	Powers of attorney
(17)	Not Applicable
(a)	Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 45 to Registration Statement No. 2-59353 on Form N-1A on February 14, 2003.
(b)	Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 40 to Registration Statement No. 2-59353 on Form N-1A on February 16, 2000.
(c)	See Appendix A to the Proxy Statement/Prospectus.
(d)	Incorporate herein by reference to the Exhibits filed with Security Income Fund's Post-Effective Amendment No. 71 to Registration Statement No. 2-38414 on Form N-1A on January 11, 2002.
(e)	Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 41 to Registration Statement No. 2-59353 on Form N-1A on May 1, 2000.
(f)	Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 36 to Registration Statement No. 2-59353 on Form N-1A on November 11, 1998.
(g)	Incorporated herein by reference to the Exhibits filed with Security Equity Fund's Post-Effective Amendment No. 94 to Registration Statement No. 2-19458 on Form N-1A on January 14, 2003.
(h)	To be filed by post-effective amendment.
Item 17.	Undertakings
1.

The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act 17 CFR 230.145(c), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.

The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3.

The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Reorganization described in this registration statement that contains an opinion of counsel supporting the tax matters discussed in this registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Topeka and State of Kansas on the 25th day of July, 2003.
SBL FUND
By:	/s/James R. Schmank
James R. Schmank President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.
John D. Cleland Chairman of the Board and Director	By: /s/ JAMES R. SCHMANK James R. Schmank, Director, President and as Attorney-In-Fact for the Directors Whose Names Appear Opposite
Donald A. Chubb, Jr. Director
Penny A. Lumpkin Director	/s/ BRENDA M. HARWOOD Brenda M. Harwood, Treasurer (Principal Financial Officer)
Mark L. Morris, Jr. Director
Maynard Oliverius Director

EXHIBIT INDEX
(1)	None
(2)	None
(3)	None
(4)	None
(5)	None
(6)	None
(7)	None
(8)	None
(9)	None
(10)	None
(11)	Opinion of Counsel.
(12)	To be filed by post-effective amendment.
(13)	None
(14)	Consent of Independent Auditors.
(15)	None
(16)	Powers of Attorney
(17)	None